Fees Summary	Mar. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	162,652.61
Total Transaction Valuation	1,177,788,628.00
Total Offset Amount	0.00
Net Fee	$ 162,652.61